UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 3, 2017
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CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900
Dallas, TX 75201
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS
On March 3, 2017, CyrusOne Inc., a Maryland corporation (the “Company”), announced that its operating partnership, CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”) and CyrusOne Finance Corp., a Maryland corporation and a wholly owned subsidiary of the Operating Partnership (together with the Operating Partnership, the “Issuers”), priced their previously announced offering of $500 million aggregate principal amount of 5.000% senior notes due 2024 (the “2024 Notes”) and $300 million aggregate principal amount of 5.375% senior notes due 2027 (the “2027 Notes” and, together with the 2024 Notes, the “New Notes”) in a private offering. The 2024 Notes will mature on March 15, 2024 and the 2027 Notes will mature on March 15, 2027, in each case unless earlier redeemed or repurchased. The New Notes will be guaranteed by the Company, CyrusOne GP, a Maryland statutory trust, and certain of the Operating Partnership’s existing and future subsidiaries.
The Issuers intend to use the net proceeds from the offering (i) to finance their repurchase of any and all of their outstanding 6.375% Senior Notes due 2022 (the “Existing Notes”), of which $474,808,000 in aggregate principal amount is currently outstanding, by means of a separate, previously announced tender offer commenced in connection with this offering (the “Tender Offer”), including the payment of consent payments in connection with soliciting consent to certain proposed amendments to the indenture governing the Existing Notes (the “Consent Solicitation”), (ii) for the redemption and discharge of any Existing Notes that remain outstanding after the completion of the Tender Offer and Consent Solicitation, (iii) for the payment of related premiums, fees, discounts and expenses, and (iv) for the repayment of borrowings outstanding under the Operating Partnership’s revolving credit facility.
The New Notes and the related guarantees have been offered in the United States only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States only to non-U.S. investors pursuant to Regulation S under the Securities Act. The New Notes and the related guarantees will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This report does not constitute notice of redemption under the optional redemption provisions of the indenture governing the Existing Notes nor an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1.
ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Announcing Pricing of Private Offering of Senior Notes

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: March 3, 2017	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Announcing Pricing of Private Offering of Senior Notes

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